               Exhibit 99-(3)(e): Schedules for Sales Commissions

                              BROKER-DEALER AGENCY
                            COMPENSATION SCHEDULE FOR
               RELIASTAR LIFE INSURANCE COMPANY ("RELIASTAR LIFE")
                               VARIABLE CONTRACTS

EFFECTIVE DATE: FEBRUARY 1, 2001

This Compensation Schedule shall be used to determine compensation payable to the Broker-Dealer under the Broker-Dealer Agency Selling Agreement for Variable Contracts from the Effective Date of this Schedule until it is suspended, canceled, changed or replaced.

This Schedule is applicable to the following Variable Contracts:

1.       RELIASTAR LIFE SELECT ANNUITY III

         ReliaStar Life has five optional commission schedules for Select Annuity III:

         o Schedule A pays all commissions as a percentage of premiums paid.

         o Schedules B, C, D and E include commissions as a percentage of premiums paid as well as trail commissions paid as a percentage of Contract Value. Schedules D and E are effective 2/1/99.

         Broker-Dealer shall be paid a total dealer concession according to the following Schedule:

         Schedule A:


                 Total Cumulative              Issue                     Issue
                      Premium             Ages 0-75 Gross           Ages 76-85 Gross
                    From Issue(1)        Dealer Concession         Dealer Concession
                 ----------------        -----------------         -----------------
                    $0 - 4,999                 4.00%                     2.40%
                  $5,000 - 9,999               5.00%                     3.00%
                 $10,000 - 49,999              6.50%                     3.90%
                     $50,000 +                 6.75%                     4.10%

         Schedule B:


         Total Cumulative                  Issue                         Issue                    Annual Gross
             Premium                  Ages 0-75 Gross               Ages 76-85 Gross                 Dealer
           From Issue(1)             Dealer Concession             Dealer Concession            Concession Trail
         -----------------           -----------------             -----------------      ----------------------------
             $0 - 4,999                   3.00%                         1.40%              0.20% of Contract Value in
           $5,000 - 9,999                 4.00%                         2.00%              Contract Years 2-6; 0-40%
          $10,000 - 49,999                5.50%                         2.90%                 of Contract Value in
                                                                                                Contract Years 7+


           $50,000+                    5.75%                         3.10%


         Schedule C:

                                                      Issue                   Issue
     Total Cumulative                               Ages 0-75               Ages 76-85                 Annual Gross
          Premium               Contract          Gross Dealer             Gross Dealer                   Dealer
        From Issue(1)             Year             Concession               Concession               Concession Trail
    ------------------          --------          ------------             ------------           ---------------------
     $10,000 - 49,999               1                 3.75%                   2.25%                0.20% of Contract
                                   2-6                1.75%                   1.25%                 Value in Contract
                                   7+                 0.00%                   0.00%                Years 2-6; 1.00% of
                                                                                                    Contract Value in
                                                                                                    Contract Years 7+


                                                      Issue                   Issue
     Total Cumulative                               Ages 0-75               Ages 76-85                 Annual Gross
          Premium               Contract          Gross Dealer             Gross Dealer                   Dealer
        From Issue(1)             Year             Concession               Concession               Concession Trail
    ------------------          --------          ------------             ------------           ---------------------
        $50,000 +                   1                 4.00%                   2.50%                 0.20% of Contract
                                   2-6                2.00%                   1.50%                 Value in Contract
                                   7+                 0.00%                   0.00%                Years 2-6' 1/00% of
                                                                                                    Contract Value in
                                                                                                    Contract Years 7+

         Schedule D


     Total Cumulative           Issue Ages 0-74           Issue Ages 75-85
          Premium                 Gross Dealer              Gross Dealer                   Annual Gross Dealer
        From Issue(1)              Concession                Concession                     Concession Trail
     ----------------           ----------------          ----------------           ----------------------------
     $10,000 - 49,999                3.75%                     2.25%                  0.50% of Contract Value in
                                                                                      Contract Years 2+
        $50,000 +                    4.00%                     2.50%                  0.50% of Contract Value in
                                                                                      Contract Years 2+

         Schedule E


     Total Cumulative           Issue Ages 0-74           Issue Ages 75-85
          Premium                 Gross Dealer              Gross Dealer                   Annual Gross Dealer
        From Issue(1)              Concession                Concession                     Concession Trail
     ----------------           ----------------          ----------------           ----------------------------
     $10,000 - 49,999                2.25%                     1.50%                 0.75% of Contract Value in
                                                                                     Contract Years 2+
         $50,000 +                   2.50%                     1.25%                 0.75% of Contract Value in
                                                                                     Contract Years 2+

                 Special Rules Pertaining to Select-Annuity III

1. TOTAL CUMULATIVE PREMIUM FROM ISSUE. The first premium that brings the Total Cumulative Premium paid from contract issue date into the next premium tier will receive the next tier's rate. Commissions paid on earlier premiums will not be adjusted.

2. ELECTION OF SCHEDULE. Registered Representative may elect Schedule A, B, C, D, or E on a policy-by-policy basis. This election must be shown on the application; any other form of election is invalid and will not be effective.

     If an election is not made on the application, Schedule A, full up-front commissions, is the default election and will govern payment of commissions.

     An election made or applied by default is irrevocable and cannot be changed to another option.

3. TRAIL COMMISSIONS. Trail commissions will be calculated at the end of each Calendar quarter based on the Contract Value at the time. To be eligible, the contract must have completed the 15th Contract Month and Commission Schedule B, C, D or E must have been selected on the application. The trail commission will be paid for eligible contracts within the next two Pay periods immediately following the end of the calendar quarter. Contract Months and Contract Years are measured from the Contract Issue Date.

4. OPTION C, D OR E - 1035 EXCHANGES OF CONTRACTS OF COMPANIES NOT AFFILIATED WITH RELIASTAR LIFE. Option C, D or E may be selected on an application which is submitted with an initial premium payment of less than $10,000, if the application is accompanied by completed 1035 Exchange paperwork, and a statement of the exchanged contract(s) value, which when added to the initial premium payment totals at least $10,000. In the event the required premium is not received or retained by ReliaStar Life, the commission schedule applicable to the contract will be schedule A. This option applies only to contracts of companies which are not affiliated with ReliaStar Life.

5. CHARGEBACK OF COMMISSION. In any case, where ReliaStar Life has credited a commission to Broker-Dealer on the basis of a premium on a Variable Contract issued and the premium is returned to the purchaser, ReliaStar Life will charge back such commissions.

     In any case where a Select-Annuity III Contract is fully or partially surrendered prior to the beginning of the second Contract Year, the following chargeback of commissions will be made:

          o   100% during the first 12 contract months

     If surrender charges are waived as a part of a full or partial surrender, 100% of commissions paid on premiums received in the previous 12 months will be charged back.

2.   FLEXDESIGN VUL

     Broker-Dealer shall be paid a total dealer concession according to the following Schedule:


                                                      Issue Ages 0-85
                                                      ---------------
        1st Year Minimum Annual Premium                   80.00%
        Excess Premium                                     3.20%
        (1st Year)
        Basic Renewal Commissions                          2.00%
        (Years 2 - 10)
        Lifetime Renewal Commissions                       2.00%
        (After Year 10)
        Asset Based***                                     0.25%

     *** Asset Based commissions, per policy, are based on the average of the twelve monthly Accumulation Values (net of loaned accumulation values) measured at the end of the Policy Month. The Asset Based Commissions are payable at the end of each Policy Year when that average is greater than or equal to $5,000.00. It will be paid concurrently with the first pay period immediately following each Policy Anniversary.

3.   RELIASTAR LIFE SELECT-LIFE II

     Broker-Dealer shall be paid a total dealer concession according to the following schedule:


                                                                Issue Ages 0-65              Issue Ages 66-75
                                                                ---------------              ----------------
        1st Year Minimum Annual Premium                              80.00%                       72.00%
        Excess Premium                                                3.20%                        3.20%
        (1st Year)
        Basic Renewal Commissions                                     2.00%                        2.00%
        (Years 2 - 10)
        Lifetime Renewal Commissions (After Year 10)                  2.00%                        2.00%
        Asset Based***                                                0.25%                        0.25%

     *** Asset Based commissions, per policy, are based on the average of the twelve monthly Accumulation Values (net of loaned accumulation values) measured at the end of the Policy Month. The Asset Based Commissions are payable at the end of each Policy Year when that average is greater than or equal to $5,000.00. It will be paid concurrently with the first pay period immediately following each Policy Anniversary.

4.   RELIASTAR LIFE SELECT-LIFE III

     Broker-Dealer shall be paid a total dealer concession according to the following schedule:

                                                               Issue Ages 0-65          Issue Ages 66-75
                                                               ---------------          ----------------
        1st Year Minimum Annual Premium                             56.00%                   48.00%
        Excess Premium                                               4.00%                    4.00%
        (1st Year)
        Basic Renewal Commissions                                    2.50%                    2.50%
        (Years 2 - 10)
        Lifetime Renewal Commissions (After Year 10)                 2.50%                    2.50%
        Asset Based***                                               0.10%                    0.10%

     *** Asset Based commissions, per policy, are based on the average of the twelve monthly Accumulation Values (net of loaned accumulation values) measured at the end of the Policy Month. The Asset Based Commissions are payable at the end of each Policy Year when that average is greater than or equal to $5,000.00. It will be paid concurrently with the first pay period immediately following each Policy Anniversary.

5.   RELIASTAR VARIABLE ESTATE DESIGN (VED)

     Broker-Dealer shall be paid a total dealer concession according to the following schedule:


                                                        Issue Ages 20-85
                                                        ----------------
        1st Year Minimum Annual Premium****                  72.00%
        Excess Premium                                        3.20%
        (1st Year)
        Basic Renewal Commissions                             2.00%
        (Years 2 -10)
        Lifetime Renewal Commissions                          0.00%
        (After Year 10)
        Asset Based***                                        0.10%

     *** Asset Based commissions, per policy, are based on the average of the twelve monthly Accumulation Values (net of loaned accumulation values) measured at the end of the Policy Month. The Asset Based Commissions are payable at the end of each Policy Year when that average is greater than or equal to $5,000.00. It will be paid concurrently with the first pay period immediately following each Policy Anniversary.

     **** A portion of the 1st Year dealer concession paid on the VED may be charged back on any policy that lapses before the end of the third policy year.

6.   RELIASTAR VARIABLE ACCUMULATION DESIGN (VAD)

     Broker-Dealer shall be paid a total dealer concession according to the following schedule:


                                                               Issue Ages 20-85
                                                               ----------------
        1st Year Minimum Annual Premium****                         80.00%
        Excess Premium                                               3.20%
        (1st Year)
        Basic Renewal Commissions                                    2.00%
        (Years 2 -10)
        Lifetime Renewal Commissions                                 0.00%
        (After Year 10)
        Asset Based***                                               0.10%

     *** Asset Based commissions, per policy, are based on the average of the twelve monthly Accumulation Values (net of loaned accumulation values) measured at the end of the Policy Month. The Asset Based Commissions are payable at the end of each Policy Year when that average is greater than or equal to $5,000.00. It will be paid concurrently with the first pay period immediately following each Policy Anniversary beginning after the tenth policy year.

     **** A portion of the 1st Year dealer concession paid on the VAD may be charged back on any policy that lapses before the end of the third policy year.

               GENERAL RULES PERTAINING TO ALL VARIABLE CONTRACTS

     1. CHANGE OF DEALER AUTHORIZATION. No compensation of any kind shall be payable in respect of Variable Contracts following Insurer's or General Distributor's receipt of a change of dealer authorization applicable to such Variable contract.

     2. CHANGE IN REPRESENTATIVE'S STATUS. If a Representative ceases to be an affiliated person of Broker-Dealer, all compensation in respect of Variable Contracts written by such Representative shall continue to be paid to Broker-Dealer (provided Broker-Dealer or another Representative affiliated with Broker-Dealer holds the required state insurance licenses and appointments) until the earlier of :

         a) The date of a change of dealer authorization form or other customer account transfer form signed by the Variable Contract Owner is filed with Insurer and General Distributor; or

         b) The date the written consent of Broker-Dealer to the block transfer of all such Variable Contracts to another broker-dealer with whom ReliaStar Life has a selling agreement for Variable Contracts is filed with Insurer and General Distributor.

     3. EXCLUSIVE COMPENSATION. Broker-Dealer agrees that no compensation of any kind other than as described herein is payable by Insurer or General Distributor in respect of Broker-Dealer's sales of Variable Contracts.

     4. VESTING. First-year commissions and Basic Renewal commissions in respect of Select-Life Variable Contracts issued after the effective date and prior to the termination date of Broker-Dealer's appointment are vested in Broker-Dealer and will be paid to Broker-Dealer as and when the related premium is received by the issuer and applied to the Select-Life Variable Contract issued, and provided, however, that no First-Year commissions or Basic Renewal Commissions (Policy years 2 through 10), including those on cost-of-living or any other policy increases, will be paid after Broker-Dealer's appointment has been terminated for more than ten years.

         The Asset Based Commission in respect of a Select-Life Variable Contract issued after the effective date and prior to the termination date of Broker-Dealer's appointment is vested in Broker-Dealer for a period of 120 months from the Policy Date and for a period of 120 months from the effective date of any commissionable increase in coverage sold by Broker-Dealer's Registered Representatives. Asset Based Commission, if payable, shall be calculated and paid in accordance with Footnote (***) above. Asset Based Commissions are not First-Year Commissions Basic, Renewal Commissions, nor Lifetime Renewal Commissions.

     5. REPLACEMENT BUSINESS. If any policy is issued to replace a policy previously issued by Insurer or an affiliate, commissions will accrue only if and to the extent that Insurer's established practices provide for commissions on such replacements.

     6. COMMISSIONS. Commissions shall accrue on Variable Contracts issued as and when premiums are received by Insurer and applied as premiums due or payable on such policies, except as Insurer's practices may otherwise provide.

     7. CHARGE-BACKS. In any case, where Insurer has credited a commission to Broker-Dealer on the basis of a premium on a Variable Contract issued and the premium is returned to the purchaser, Insurer will charge back such commissions.

     8. ADDITIONAL BENEFITS AND RIDERS. Commissions will be credited based on premiums for additional benefits (for example, waiver of premium and term riders) added at issue of a policy at the same rate as applied to the base policy premium.

     9. SUBSTANDARD EXTRA PREMIUMS. No commissions will be paid on any temporary substandard extra premiums.

                              BROKER-DEALER AGENCY
                            COMPENSATION SCHEDULE FOR
               RELIASTAR LIFE INSURANCE COMPANY ("RELIASTAR LIFE")
                               VARIABLE CONTRACTS

EFFECTIVE DATE: FEBRUARY 1, 2001

This Compensation Schedule shall be used to determine compensation payable to the Broker-Dealer under the Broker-Dealer Agency Selling Agreement for Variable Contracts from the Effective Date of this Schedule until it is suspended, canceled, changed or replaced.

This Schedule is applicable to the following Variable Contracts:

2.   RELIASTAR LIFE SELECT ANNUITY III

     ReliaStar Life has five optional commission schedules for Select
     Annuity III:

     o Schedule A pays all commissions as a percentage of premiums paid.

     o Schedules B, C, D and E include commissions as a percentage of premiums paid as well as trail commissions paid as a percentage of Contract Value. Schedules D and E are effective 2/1/99.

     Broker-Dealer shall be paid a total dealer concession according to the following Schedule:

     Schedule A:

          Total Cumulative                         Issue                           Issue
               Premium                        Ages 0-75 Gross                 Ages 76-85 Gross
             From Issue(1)                   Dealer Concession               Dealer Concession
           ----------------                  -----------------               -----------------
             $0 - 4,999                            4.00%                           2.40%
           $5,000 - 9,999                          5.00%                           3.00%
          $10,000 - 49,999                         6.50%                           3.90%
              $50,000 +                            6.75%                           4.10%

     Schedule B:


         Total Cumulative                      Issue                         Issue                      Annual Gross
             Premium                      Ages 0-75 Gross               Ages 76-85 Gross                   Dealer
           From Issue(1)                 Dealer Concession             Dealer Concession              Concession Trail
         -----------------               -----------------             -----------------        ---------------------------
            $0 - 4,999                         3.00%                         1.40%               0.20% of Contract Value in
          $5,000 - 9,999                       4.00%                         2.00%                Contract Years 2-6; 0-40%
         $10,000 - 49,999                      5.50%                         2.90%                  of Contract Value in
            $0 - 4,999                         3.00%                         1.40%                    Contract Years 7+
             $50,000+                          5.75%                         3.10%

     Schedule C:

                                                      Issue                   Issue
     Total Cumulative                               Ages 0-75               Ages 76-85                 Annual Gross
          Premium               Contract          Gross Dealer             Gross Dealer                   Dealer
        From Issue(1)             Year             Concession               Concession               Concession Trail
     -----------------          --------          ------------             ------------           ----------------------
     $10,000 - 49,999               1                 3.75%                   2.25%                 0.20% of Contract
                                   2-6                1.75%                   1.25%                 Value in Contract
                                   7+                 0.00%                   0.00%                Years 2-6; 1.00% of
                                                                                                    Contract Value in
                                                                                                    Contract Years 7+

                                                      Issue                   Issue
     Total Cumulative                               Ages 0-75               Ages 76-85                 Annual Gross
          Premium               Contract          Gross Dealer             Gross Dealer                   Dealer
        From Issue(1)             Year             Concession               Concession               Concession Trail
     -----------------          --------          ------------             ------------           ----------------------
        $50,000 +                   1                 4.00%                   2.50%                 0.20% of Contract
                                   2-6                2.00%                   1.50%                 Value in Contract
                                   7+                 0.00%                   0.00%                Years 2-6' 1/00% of
                                                                                                    Contract Value in
                                                                                                    Contract Years 7+


     Schedule D

     Total Cumulative           Issue Ages 0-74           Issue Ages 75-85
          Premium                 Gross Dealer              Gross Dealer                   Annual Gross Dealer
       From Issue(1)              Concession                Concession                     Concession Trail
     -----------------          ---------------           ----------------                -----------------------------
      $10,000 - 49,999                3.75%                     2.25%                     0.50% of Contract Value in
                                                                                          Contract Years 2+
          $50,000 +                   4.00%                     2.50%                     0.50% of Contract Value in
                                                                                          Contract Years 2+


    Schedule E

     Total Cumulative           Issue Ages 0-74           Issue Ages 75-85
          Premium                 Gross Dealer              Gross Dealer                   Annual Gross Dealer
       From Issue(1)              Concession                Concession                     Concession Trail
     -----------------          ---------------           ----------------                -----------------------------
      $10,000 - 49,999                2.25%                     1.50%                     0.75% of Contract Value in
                                                                                          Contract Years 2+
          $50,000 +                   2.50%                     1.25%                     0.75% of Contract Value in
                                                                                          Contract Years 2+

                 Special Rules Pertaining to Select-Annuity III

     6. TOTAL CUMULATIVE PREMIUM FROM ISSUE. The first premium that brings the Total Cumulative Premium paid from contract issue date into the next premium tier will receive the next tier's rate. Commissions paid on earlier premiums will not be adjusted.

     7. ELECTION OF SCHEDULE. Registered Representative may elect Schedule A, B, C, D, or E on a policy-by-policy basis. This election must be shown on the application; any other form of election is invalid and will not be effective.

         If an election is not made on the application, Schedule A, full up-front commissions, is the default election and will govern payment of commissions.

         An election made or applied by default is irrevocable and cannot be changed to another option.

     8. TRAIL COMMISSIONS. Trail commissions will be calculated at the end of each Calendar quarter based on the Contract Value at the time. To be eligible, the contract must have completed the 15th Contract Month and Commission Schedule B, C, D or E must have been selected on the application. The trail commission will be paid for eligible contracts within the next two Pay periods immediately following the end of the calendar quarter. Contract Months and Contract Years are measured from the Contract Issue Date.

     9. OPTION C, D OR E - 1035 EXCHANGES OF CONTRACTS OF COMPANIES NOT AFFILIATED WITH RELIASTAR LIFE. Option C, D or E may be selected on an application which is submitted with an initial premium payment of less than $10,000, if the application is accompanied by completed 1035 Exchange paperwork, and a statement of the exchanged contract(s) value, which when added to the initial premium payment totals at least $10,000. In the event the required premium is not received or retained by ReliaStar Life, the commission schedule applicable to the contract will be schedule A. This option applies only to contracts of companies which are not affiliated with ReliaStar Life.

     10. CHARGEBACK OF COMMISSION. In any case, where ReliaStar Life has credited a commission to Broker-Dealer on the basis of a premium on a Variable Contract issued and the premium is returned to the purchaser, ReliaStar Life will charge back such commissions.

         In any case where a Select-Annuity III Contract is fully or partially surrendered prior to the beginning of the second Contract Year, the following chargeback of commissions will be made:

             o   100% during the first 12 contract months

         If surrender charges are waived as a part of a full or partial surrender, 100% of commissions paid on premiums received in the previous 12 months will be charged back.

                                      -25-
2.  FLEXDESIGN VUL

    Broker-Dealer shall be paid a total dealer concession according to the following Schedule:

                                                             Issue Ages 0-85
                                                             ---------------
          1st Year Minimum Annual Premium                         75.00%
          Excess Premium                                           3.00%
          (1st Year)
          Basic Renewal Commissions                                2.00%
          (Years 2 - 10)
          Lifetime Renewal Commissions                             2.00%
          (After Year 10)
          Asset Based***                                           0.25%

     *** Asset Based commissions, per policy, are based on the average of the twelve monthly Accumulation Values (net of loaned accumulation values) measured at the end of the Policy Month. The Asset Based Commissions are payable at the end of each Policy Year when that average is greater than or equal to $5,000.00. It will be paid concurrently with the first pay period immediately following each Policy Anniversary.

3.  RELIASTAR LIFE SELECT-LIFE II

    Broker-Dealer shall be paid a total dealer concession according to the following schedule:

                                                                 Issue Ages 0-65             Issue Ages 66-75
                                                                 ---------------             ----------------
          1st Year Minimum Annual Premium                             75.00%                       67.50%
          Excess Premium                                               3.00%                        3.00%
          (1st Year)
          Basic Renewal Commissions                                    2.00%                        2.00%
          (Years 2 - 10)
          Lifetime Renewal Commissions (After Year 10)                 2.00%                        2.00%
          Asset Based***                                               0.25%                        0.25%

     *** Asset Based commissions, per policy, are based on the average of the twelve monthly Accumulation Values (net of loaned accumulation values) measured at the end of the Policy Month. The Asset Based Commissions are payable at the end of each Policy Year when that average is greater than or equal to $5,000.00. It will be paid concurrently with the first pay period immediately following each Policy Anniversary.

5.  RELIASTAR LIFE SELECT-LIFE III

    Broker-Dealer shall be paid a total dealer concession according to the following schedule:

                                                                  Issue Ages 0-65             Issue Ages 66-75
                                                                  ---------------             ----------------
          1st Year Minimum Annual Premium                              52.50%                       45.00%
          Excess Premium                                                3.75%                        3.75%
          (1st Year)
          Basic Renewal Commissions                                     2.50%                        2.50%
          (Years 2 - 10)
          Lifetime Renewal Commissions (After Year 10)                  2.50%                        2.50%
          Asset Based***                                                0.10%                        0.10%

     *** Asset Based commissions, per policy, are based on the average of the twelve monthly Accumulation Values (net of loaned accumulation values) measured at the end of the Policy Month. The Asset Based Commissions are payable at the end of each Policy Year when that average is greater than or equal to $5,000.00. It will be paid concurrently with the first pay period immediately following each Policy Anniversary.

5.  RELIASTAR VARIABLE ESTATE DESIGN (VED)

    Broker-Dealer shall be paid a total dealer concession according to the following schedule:


                                                                  Issue Ages 20-85
                                                                  ----------------
        1st Year Minimum Annual Premium****                            70.00%
        Excess Premium                                                  3.00%
        (1st Year)
        Basic Renewal                                                   2.00%
        Commissions (Years 2 -10)
        Lifetime Renewal                                                0.00%
        Commissions (After Year 10)
        Asset Based***                                                  0.10%

     *** Asset Based commissions, per policy, are based on the average of the twelve monthly Accumulation Values (net of loaned accumulation values) measured at the end of the Policy Month. The Asset Based Commissions are payable at the end of each Policy Year when that average is greater than or equal to $5,000.00. It will be paid concurrently with the first pay period immediately following each Policy Anniversary.

     **** A portion of the 1st Year dealer concession paid on the VED may be charged back on any policy that lapses before the end of the third policy year.

6.   RELIASTAR VARIABLE ACCUMULATION DESIGN (VAD)

     Broker-Dealer shall be paid a total dealer concession according to the following schedule:


                                                                  Issue Ages 20-85
                                                                  ----------------
        1st Year Minimum Annual Premium****                            75.00%
        Excess Premium                                                  3.00%
        (1st Year)
        Basic Renewal                                                   2.00%
        Commissions (Years 2 -10)
        Lifetime Renewal                                                0.00%
        Commissions (After Year 10)
        Asset Based***                                                  0.10%

     *** Asset Based commissions, per policy, are based on the average of the twelve monthly Accumulation Values (net of loaned accumulation values) measured at the end of the Policy Month. The Asset Based Commissions are payable at the end of each Policy Year when that average is greater than or equal to $5,000.00. It will be paid concurrently with the first pay period immediately following each Policy Anniversary beginning after the tenth policy year.

     **** A portion of the 1st Year dealer concession paid on the VAD may be charged back on any policy that lapses before the end of the third policy year.

     GENERAL RULES PERTAINING TO ALL VARIABLE CONTRACTS

     10. CHANGE OF DEALER AUTHORIZATION. No compensation of any kind shall be payable in respect of Variable Contracts following Insurer's or General Distributor's receipt of a change of dealer authorization applicable to such Variable contract.

     11. CHANGE IN REPRESENTATIVE'S STATUS. If a Representative ceases to be an affiliated person of Broker-Dealer, all compensation in respect of Variable Contracts written by such Representative shall continue to be paid to Broker-Dealer (provided Broker-Dealer or another Representative affiliated with Broker-Dealer holds the required state insurance licenses and appointments) until the earlier of :

         c) The date of a change of dealer authorization form or other customer account transfer form signed by the Variable Contract Owner is filed with Insurer and General Distributor; or

         d) The date the written consent of Broker-Dealer to the block transfer of all such Variable Contracts to another broker-dealer with whom ReliaStar Life has a selling agreement for Variable Contracts is filed with Insurer and General Distributor.

     12. EXCLUSIVE COMPENSATION. Broker-Dealer agrees that no compensation of any kind other than as described herein is payable by Insurer or General Distributor in respect of Broker-Dealer's sales of Variable Contracts.

     13. VESTING. First-year commissions and Basic Renewal commissions in respect of Select-Life Variable Contracts issued after the effective date and prior to the termination date of Broker-Dealer's appointment are vested in Broker-Dealer and will be paid to Broker-Dealer as and when the related premium is received by the issuer and applied to the Select-Life Variable Contract issued, and provided, however, that no First-Year commissions or Basic Renewal Commissions (Policy years 2 through 10), including those on cost-of-living or any other policy increases, will be paid after Broker-Dealer's appointment has been terminated for more than ten years.

         The Asset Based Commission in respect of a Select-Life Variable Contract issued after the effective date and prior to the termination date of Broker-Dealer's appointment is vested in Broker-Dealer for a period of 120 months from the Policy Date and for a period of 120 months from the effective date of any commissionable increase in coverage sold by Broker-Dealer's Registered Representatives. Asset Based Commission, if payable, shall be calculated and paid in accordance with Footnote (***) above. Asset Based Commissions are not First-Year Commissions Basic, Renewal Commissions, nor Lifetime Renewal Commissions.

     14. RENEWAL OVERWRITE COMMISSIONS. Renewal Overwrite Commission of 50% of the Basic Renewal Commission (years 2 - 10) or Lifetime Renewal Commission (renewals paid after 10th policy year) on renewal life insurance premiums paid on Select Life II, Select Life III, and VED policies written by Broker-Dealer's Representatives, will be paid when such aggregate premiums exceed $300,000 per your contract year. Renewal overwrite will be paid only on policies with an application signed date of January 1, 1994 and later.

     15. REPLACEMENT BUSINESS. If any policy is issued to replace a policy previously issued by Insurer or an affiliate, commissions will accrue only if and to the extent that Insurer's established practices provide for commissions on such replacements.

     16. COMMISSIONS. Commissions shall accrue on Variable Contracts issued as and when premiums are received by Insurer and applied as premiums due or payable on such policies, except as Insurer's practices may otherwise provide.

     17. CHARGE-BACKS. In any case, where Insurer has credited a commission to Broker-Dealer on the basis of a premium on a Variable Contract issued and the premium is returned to the purchaser, Insurer will charge back such commissions.

     18. ADDITIONAL BENEFITS AND RIDERS. Commissions will be credited based on premiums for additional benefits (for example, waiver of premium and term riders) added at issue of a policy at the same rate as applied to the base policy premium.

     19. SUBSTANDARD EXTRA PREMIUMS. No commissions will be paid on any temporary substandard extra premiums.

                              BROKER-DEALER AGENCY
                            COMPENSATION SCHEDULE FOR
               RELIASTAR LIFE INSURANCE COMPANY ("RELIASTAR LIFE")
                               VARIABLE CONTRACTS

EFFECTIVE DATE: FEBRUARY 1, 2001

This Compensation Schedule shall be used to determine compensation payable to the Broker-Dealer under the Broker-Dealer Agency Selling Agreement for Variable Contracts from the Effective Date of this Schedule until it is suspended, canceled, changed or replaced.

This Schedule is applicable to the following Variable Contracts:

3.  RELIASTAR LIFE SELECT ANNUITY III

    ReliaStar Life has five optional commission schedules for Select
    Annuity III:

    o Schedule A pays all commissions as a percentage of premiums paid.

    o Schedules B, C, D and E include commissions as a percentage of premiums paid as well as trail commissions paid as a percentage of Contract Value. Schedules D and E are effective 2/1/99.

    Broker-Dealer shall be paid a total dealer concession according to the following Schedule:

    Schedule A:


          Total Cumulative                         Issue                           Issue
               Premium                        Ages 0-75 Gross                 Ages 76-85 Gross
             From Issue(1)                   Dealer Concession               Dealer Concession
             -----------                     -----------------               -----------------
             $0 - 4,999                            4.00%                           2.40%
           $5,000 - 9,999                          5.00%                           3.00%
          $10,000 - 49,999                         6.50%                           3.90%
              $50,000 +                            6.75%                           4.10%

    Schedule B:


         Total Cumulative                      Issue                         Issue                      Annual Gross
             Premium                      Ages 0-75 Gross               Ages 76-85 Gross                   Dealer
            From Issue                   Dealer Concession             Dealer Concession              Concession Trail
        ------------------              -------------------            ------------------         --------------------------
            $0 - 4,999                         3.00%                         1.40%                 0.20% of Contract Value in
          $5,000 - 9,999                       4.00%                         2.00%                  Contract Years 2-6; 0-40%
         $10,000 - 49,999                      5.50%                         2.90%                    of Contract Value in
             $50,000+                          5.75%                         3.10%                      Contract Years 7+

    Schedule C:

                                                      Issue                   Issue
     Total Cumulative                               Ages 0-75               Ages 76-85                 Annual Gross
          Premium               Contract          Gross Dealer             Gross Dealer                   Dealer
        From Issue                Year             Concession               Concession               Concession Trail
    --------------------       ----------         ------------             ------------             -------------------
     $10,000 - 49,999               1                 3.75%                   2.25%                  0.20% of Contract
                                   2-6                1.75%                   1.25%                  Value in Contract
                                   7+                 0.00%                   0.00%                 Years 2-6; 1.00% of
                                                                                                     Contract Value in
                                                                                                      Contract Years 7+

                                                      Issue                   Issue
     Total Cumulative                               Ages 0-75               Ages 76-85                 Annual Gross
          Premium               Contract          Gross Dealer             Gross Dealer                   Dealer
        From Issue                Year             Concession               Concession               Concession Trail
    --------------------       ----------         ------------             ------------             -------------------
         $50,000 +                  1                 4.00%                   2.50%                0.20% of Contract
                                   2-6                2.00%                   1.50%                Value in Contract
                                   7+                 0.00%                   0.00%                Years 2-6' 1/00% of
                                                                                                    Contract Value in
                                                                                                    Contract Years 7+

    Schedule D

       Total Cumulative           Issue Ages 0-74           Issue Ages 75-85
          Premium                  Gross Dealer               Gross Dealer                   Annual Gross Dealer
        From Issue(1)               Concession                 Concession                      Concession Trail
      ------------------          ---------------          ------------------              ------------------------
       $10,000 - 49,999                3.75%                     2.25%                    0.50% of Contract Value in
                                                                                          Contract Years 2+
           $50,000 +                   4.00%                     2.50%                    0.50% of Contract Value in
                                                                                          Contract Years 2+


    Schedule E

       Total Cumulative           Issue Ages 0-74           Issue Ages 75-85
          Premium                  Gross Dealer               Gross Dealer                   Annual Gross Dealer
        From Issue(1)               Concession                 Concession                      Concession Trail
      ------------------          ---------------          ------------------              ------------------------
       $10,000 - 49,999                2.25%                     1.50%                    0.75% of Contract Value in
                                                                                          Contract Years 2+
           $50,000 +                   2.50%                     1.25%                    0.75% of Contract Value in
                                                                                          Contract Years 2+

                 Special Rules Pertaining to Select-Annuity III

     11. TOTAL CUMULATIVE PREMIUM FROM ISSUE. The first premium that brings the Total Cumulative Premium paid from contract issue date into the next premium tier will receive the next tier's rate. Commissions paid on earlier premiums will not be adjusted.

     12. ELECTION OF SCHEDULE. Registered Representative may elect Schedule A, B, C, D, or E on a policy-by-policy basis. This election must be shown on the application; any other form of election is invalid and will not be effective.

         If an election is not made on the application, Schedule A, full up-front commissions, is the default election and will govern payment of commissions.

         An election made or applied by default is irrevocable and cannot be changed to another option.

     13. TRAIL COMMISSIONS. Trail commissions will be calculated at the end of each Calendar quarter based on the Contract Value at the time. To be eligible, the contract must have completed the 15th Contract Month and Commission Schedule B, C, D or E must have been selected on the application. The trail commission will be paid for eligible contracts within the next two Pay periods immediately following the end of the calendar quarter. Contract Months and Contract Years are measured from the Contract Issue Date.

     14. OPTION C, D OR E - 1035 EXCHANGES OF CONTRACTS OF COMPANIES NOT AFFILIATED WITH RELIASTAR LIFE. Option C, D or E may be selected on an application which is submitted with an initial premium payment of less than $10,000, if the application is accompanied by completed 1035 Exchange paperwork, and a statement of the exchanged contract(s) value, which when added to the initial premium payment totals at least $10,000. In the event the required premium is not received or retained by ReliaStar Life, the commission schedule applicable to the contract will be schedule A. This option applies only to contracts of companies which are not affiliated with ReliaStar Life.

     15. CHARGEBACK OF COMMISSION. In any case, where ReliaStar Life has credited a commission to Broker-Dealer on the basis of a premium on a Variable Contract issued and the premium is returned to the purchaser, ReliaStar Life will charge back such commissions.

         In any case where a Select-Annuity III Contract is fully or partially surrendered prior to the beginning of the second Contract Year, the following chargeback of commissions will be made:

              o   100% during the first 12 contract months

         If surrender charges are waived as a part of a full or partial surrender, 100% of commissions paid on premiums received in the previous 12 months will be charged back.

2.  FLEXDESIGN VUL

    Broker-Dealer shall be paid a total dealer concession according to the following Schedule:

                                                                               Issue Ages 0-85
                                                                               ---------------
          1st Year Minimum Annual Premium                                           90.00%
          Excess Premium                                                             3.60%
          (1st Year)
          Basic Renewal Commissions                                                  2.00%
          (Years 2 - 10)
          Lifetime Renewal Commissions                                               2.00%
          (After Year 10)
          Asset Based***                                                             0.25%

     *** Asset Based commissions, per policy, are based on the average of the twelve monthly Accumulation Values (net of loaned accumulation values) measured at the end of the Policy Month. The Asset Based Commissions are payable at the end of each Policy Year when that average is greater than or equal to $5,000.00. It will be paid concurrently with the first pay period immediately following each Policy Anniversary.

3.  RELIASTAR LIFE SELECT-LIFE II

    Broker-Dealer shall be paid a total dealer concession according to the following schedule:

                                                                  Issue Ages 0-65             Issue Ages 66-75
                                                                  ---------------             ----------------
          1st Year Minimum Annual Premium                             90.00%                       81.00%
          Excess Premium                                               3.60%                        3.60%
          (1st Year)
          Basic Renewal Commissions                                    2.00%                        2.00%
          (Years 2 - 10)
          Lifetime Renewal Commissions (After Year 10)                 2.00%                        2.00%
          Asset Based***                                               0.25%                        0.25%

     *** Asset Based commissions, per policy, are based on the average of the twelve monthly Accumulation Values (net of loaned accumulation values) measured at the end of the Policy Month. The Asset Based Commissions are payable at the end of each Policy Year when that average is greater than or equal to $5,000.00. It will be paid concurrently with the first pay period immediately following each Policy Anniversary.

6.  RELIASTAR LIFE SELECT-LIFE III

    Broker-Dealer shall be paid a total dealer concession according to the following schedule:

                                                                    Issue Ages 0-65           Issue Ages 66-75
                                                                    ---------------           ----------------
          1st Year Minimum Annual Premium                               63.00%                     54.00%
          Excess Premium                                                 4.50%                      4.50%
          (1st Year)
          Basic Renewal Commissions                                      2.50%                      2.50%
          (Years 2 - 10)
          Lifetime Renewal Commissions                                   2.50%                      2.50%
          (After Year 10)
          Asset Based***                                                 0.10%                      0.10%

     *** Asset Based commissions, per policy, are based on the average of the twelve monthly Accumulation Values (net of loaned accumulation values) measured at the end of the Policy Month. The Asset Based Commissions are payable at the end of each Policy Year when that average is greater than or equal to $5,000.00. It will be paid concurrently with the first pay period immediately following each Policy Anniversary.

5.  RELIASTAR VARIABLE ESTATE DESIGN (VED)

    Broker-Dealer shall be paid a total dealer concession according to the following schedule:

                                                                        Issue Ages 20-85
                                                                        ----------------
          1st Year Minimum Annual Premium ****                               81.00%
          Excess Premium                                                      3.60%
          (1st Year)
          Basic Renewal Commissions                                           2.00%
          (Years 2 -10)
          Lifetime Renewal Commissions                                        0.00%
          (After Year 10)
          Asset Based***                                                      0.10%

     *** Asset Based commissions, per policy, are based on the average of the twelve monthly Accumulation Values (net of loaned accumulation values) measured at the end of the Policy Month. The Asset Based Commissions are payable at the end of each Policy Year when that average is greater than or equal to $5,000.00. It will be paid concurrently with the first pay period immediately following each Policy Anniversary.


     **** A portion of the 1st Year dealer concession paid on the VED may be charged back on any policy that lapses before the end of the third policy year.



6.  RELIASTAR VARIABLE ACCUMULATION DESIGN (VAD)

    Broker-Dealer shall be paid a total dealer concession according to the following schedule:


                                                                   Issue Ages 20-85
                                                                   ----------------
          1st Year Minimum Annual Premium ****                          90.00%
          Excess Premium                                                 3.60%
          (1st Year)
          Basic Renewal Commissions                                      2.00%
          (Years 2 -10)
          Lifetime Renewal Commissions                                   0.00%
          (After Year 10)
          Asset Based***                                                 0.10%

     *** Asset Based commissions, per policy, are based on the average of the twelve monthly Accumulation Values (net of loaned accumulation values) measured at the end of the Policy Month. The Asset Based Commissions are payable at the end of each Policy Year when that average is greater than or equal to $5,000.00. It will be paid concurrently with the first pay period immediately following each Policy Anniversary beginning after the tenth policy year.

     **** A portion of the 1st Year dealer concession paid on the VAD may be charged back on any policy that lapses before the end of the third policy year.

               GENERAL RULES PERTAINING TO ALL VARIABLE CONTRACTS

     20. CHANGE OF DEALER AUTHORIZATION. No compensation of any kind shall be payable in respect of Variable Contracts following Insurer's or General Distributor's receipt of a change of dealer authorization applicable to such Variable contract.

     21. CHANGE IN REPRESENTATIVE'S STATUS. If a Representative ceases to be an affiliated person of Broker-Dealer, all compensation in respect of Variable Contracts written by such Representative shall continue to be paid to Broker-Dealer (provided Broker-Dealer or another Representative affiliated with Broker-Dealer holds the required state insurance licenses and appointments) until the earlier of :

         e) The date of a change of dealer authorization form or other customer account transfer form signed by the Variable Contract Owner is filed with Insurer and General Distributor; or

         f) The date the written consent of Broker-Dealer to the block transfer of all such Variable Contracts to another broker-dealer with whom ReliaStar Life has a selling agreement for Variable Contracts is filed with Insurer and General Distributor.

     22. EXCLUSIVE COMPENSATION. Broker-Dealer agrees that no compensation of any kind other than as described herein is payable by Insurer or General Distributor in respect of Broker-Dealer's sales of Variable Contracts.

     23. VESTING. First-year commissions and Basic Renewal commissions in respect of Select-Life Variable Contracts issued after the effective date and prior to the termination date of Broker-Dealer's appointment are vested in Broker-Dealer and will be paid to Broker-Dealer as and when the related premium is received by the issuer and applied to the Select-Life Variable Contract issued, and provided, however, that no First-Year commissions or Basic Renewal Commissions (Policy years 2 through 10), including those on cost-of-living or any other policy increases, will be paid after Broker-Dealer's appointment has been terminated for more than ten years.

         The Asset Based Commission in respect of a Select-Life Variable Contract issued after the effective date and prior to the termination date of Broker-Dealer's appointment is vested in Broker-Dealer for a period of 120 months from the Policy Date and for a period of 120 months from the effective date of any commissionable increase in coverage sold by Broker-Dealer's Registered Representatives. Asset Based Commission, if payable, shall be calculated and paid in accordance with Footnote (***) above. Asset Based Commissions are not First-Year Commissions Basic, Renewal Commissions, nor Lifetime Renewal Commissions.

     24. RENEWAL OVERWRITE COMMISSIONS. Renewal Overwrite Commission of 50% of the Basic Renewal Commission (years 2 - 10) or Lifetime Renewal Commission (renewals paid after 10th policy year) on renewal life insurance premiums paid on Select Life II, Select Life III, and VED policies written by Broker-Dealer's Representatives, will be paid when such aggregate premiums exceed $300,000 per your contract year. Renewal overwrite will be paid only on policies with an application signed date of January 1, 1994 and later.

     25. REPLACEMENT BUSINESS. If any policy is issued to replace a policy previously issued by Insurer or an affiliate, commissions will accrue only if and to the extent that Insurer's established practices provide for commissions on such replacements.

     26. COMMISSIONS. Commissions shall accrue on Variable Contracts issued as and when premiums are received by Insurer and applied as premiums due or payable on such policies, except as Insurer's practices may otherwise provide.

     27. CHARGE-BACKS. In any case, where Insurer has credited a commission to Broker-Dealer on the basis of a premium on a Variable Contract issued and the premium is returned to the purchaser, Insurer will charge back such commissions.

     28. ADDITIONAL BENEFITS AND RIDERS. Commissions will be credited based on premiums for additional benefits (for example, waiver of premium and term riders) added at issue of a policy at the same rate as applied to the base policy premium.

     29. SUBSTANDARD EXTRA PREMIUMS. No commissions will be paid on any temporary substandard extra premiums.